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                          DIGITAL VISION SYSTEMS, INC.
                                  329 E. Ramsey
                              San Antonio, TX 78216




                               September 6, 2001


Mr. Robert W. Schwartz, President & CEO
Docucon, Inc.
8 Airport Park Blvd.
Latham, NY 11201

     Re:   Proposed Combination of Docucon, Inc. & Digital Vision Systems, Inc.
           --------------------------------------------------------------------

Dear Mr. Schwartz:

     This Letter Agreement amends and restates the Letter Agreement dated
March 30, 2001, which proposed the corporate combination of Digital Vision Systems, Inc., a Texas corporation ("DVS") and Docucon, Inc., a Delaware corporation ("DOCU") ("DVS" and "DOCU" shall collectively be referred to herein as the "Parties" and each separately as a "Party"). Upon the review of various issues, including the financial position of the parties, DVS proposes the following updated terms and various matters to be provided for in the definitive merger agreement and plan of reorganization between DVS and DOCU:

1.   CORPORATE REORGANIZATION

     It is intended that DVS and DOCU shall enter into a corporate combination (the "Public Combination"), whether through a merger, acquisition or other type of corporate combination, which will be determined at a later date by which the current shareholders of DVS will obtain shares of common stock of DOCU, such that the former DVS stockholders shall own 92.5% of DOCU common stock, par value $.01 per share ("Common Stock"), after receipt of the financing discussed in paragraph 7 below. In calculating the foregoing percentage, it is assumed that ownership percentages are determined by references to fully diluted, as if converted common shares outstanding for both DOCU and DVS. Through the Public Combination, DVS shall become a wholly-owned subsidiary of DOCU.

     As a condition, and prior, to the Public Combination, DOCU will adjust its capitalization to accommodate the agreed upon percentage and provide adequate shares for future corporate purposes.

     Upon completion of the Public Combination, there shall up to seven directors divided into three classes. Each director shall serve for three year terms. The Class 1 directors shall be

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up for election at the first annual stockholders meeting after the Public
Combination, the Class 2 directors shall be up for election at the second annual stockholders meeting after the Public Combination, and the Class 3 director shall be up for election at the third annual stockholders meeting after the Public Combination. DOCU shall appoint a Class 1 director and a Class 3 director.

     After the Public Combination, there shall be in effect (i) a directors' and officers' liability insurance policy with at least substantially the same coverage which DOCU currently provides and (ii) directors' and officers' liability tail insurance policy with respect to claims arising from facts or events which occurred on or before the Public Combination.

     For agreeing to continue as a director after the Public Combination and for prior compensation to DOCU, Robert Schwartz shall receive 0.5% of the total Common Stock post-merger out of the Common Stock percentage to be retained by DOCU's shareholders.

     All costs associated with the Public Combination will be advanced by DVS, including but not limited to the legal fees and filing fees associated with the preparation of the definitive merger agreement and plan of reorganization, the regulatory filings and the administration of the Special Meeting of Shareholders. Any amount that was advanced by DVS under this provision will be credited towards the DVS' capital requirement under Section 7 below.

2.   DUE DILIGENCE

     a) From the date hereof, each Party will make available to the other Party for review their respective financial statements, books, records, corporate documents and other information as the other Party may reasonably request, and each party shall have the opportunity to meet with attorneys, accountants and key personnel of the other Party to discuss the financial and business conditions of the respective party and to make whatever future independent investigation deemed necessary and prudent. The Parties agree to cooperate with each other in complying with these requests and providing such materials as the other party may request.

     b) Each party shall make appropriate representations in a definitive merger agreement ("Merger Agreement") that it has fully and independently satisfied itself on all aspects of the other Party's business, including but not limited to financial statements, books and records.

     c) Each party shall represent and agree that all confidential information which each Party or any of its officers, employees, agents, consultants, or representatives, may possess or may receive in the future pertaining to the financial or other condition of the other Party, shall not be disclosed or made available to any other person or entity other than current members of the Board of Directors, officers, employees, agents, consultants, or representatives at any time without the express written consent of the other Party.

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3.   CONDITION PRECEDENT TO OBLIGATIONS TO PERFORM

     It is understood and agreed by the Parties hereto that this letter does not constitute a binding agreement as to the terms, conditions and representations contained herein, that the terms, conditions and representations expressed herein shall be included in the Merger Agreement and that performance of the obligations hereunder is expressly subject to the following conditions:

     a) The performance of a due diligence investigation by the Parties determined to be satisfactory and favorable by each Party, its legal counsel, financial advisors, accountants and agents on all matters pertaining to the transaction contemplated hereby;

     b) The execution of definitive agreements between the Parties satisfactory in form and substance to such Parties and to their Parties and to their respective counsel and financial advisors and containing such conditions, representations, warranties, covenants and indemnities customary in a transaction contemplated by this Letter Agreement;

     c)  Compliance with all applicable legal and/or regulatory requirements;

     d) Completion of all required corporate shareholder actions and approvals, if any; including any approvals of all terms and conditions of the proposed Public Combination by the board of directors of each Party;

     e) Authorization by DOCU of a sufficient number of authorized but unissued and unreserved shares of Common Stock to consummate the transaction contemplated hereby;

     f) Execution of employment agreements with executive management, each agreement to be in form and substance satisfactory to each party and their respective counsel for those employees that the Parties may agree upon;

     g) Execution of indemnification agreements between DOCU and each of its officers and directors;

     h) An opinion of counsel to DOCU that the transactions contemplated hereby do not violate any state or federal securities laws and any and all regulations of any applicable governmental agency;

     i) Execution of lock-up agreements between DOCU and each of the officers and directors of DOCU and DVS prior to the Public Combination and any and all stockholders who beneficially own five percent (5%) or more of the Common Stock on the day of closing of the Public Combination.

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4.   SHAREHOLDER'S MEETING

     a) Upon the execution of this Letter Agreement, DOCU will immediately take the appropriate and necessary corporate action to hold a Special Meeting of Shareholders by proxy in order to vote on and authorize the Public Combination. Also, the shareholders of DOCU will be presented with and asked to vote upon the following proposals:

                  i) To provide for a classified board and elect a Board of Directors of the Public Combination which will consist of up to seven
         (7) members of which - two (2) shall be nominated by DOCU;

                  ii) To authorize a reverse stock split of the Common Stock, if required; and

                  iii) To take whatever corporate action may be deemed necessary by the Parties hereto in order to carry out the transactions anticipated hereby.

     b) Upon the execution of this Letter Agreement, DVS will immediately take the appropriate and necessary corporate action to authorize the Public Combination and to authorize DVS to take whatever corporate action may be deemed necessary by the Parties hereto in order to carry out the transactions anticipated hereby.

5.   REPRESENTATIONS OF DOCU

     a) DOCU is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the authority to execute this Letter Agreement and to be bound by the terms and conditions hereof and to enter and be bound by the Merger Agreement.

     b) Upon execution of the Merger Agreement, DOCU will have no liabilities except for those that shall be agreed on by the Parties.

     c) DOCU has or will obtain prior to the close of the Merger Agreement, all necessary corporate actions required for the execution of this Letter Agreement and the Merger Agreement.

     d) DOCU represents that it will not enter into any contract or agreement, other than those entered into in the ordinary course of business, with any other entity prior to the execution of the Merger Agreement, which may affect the terms or materiality of this Letter Agreement.

     e) DOCU represents that it has good and marketable title to all assets and liabilities set forth in its financial statements and that any and all liens, mortgages or other encumbrances against said assets and properties are duly and completely set forth in its financial statements.

     f) DOCU represents that: (i) it has filed all reports required to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities

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Exchange Act of 1934 as amended, and has filed such reports on a timely basis and (ii) such reports do not contain any material misstatement or omission.

     g) DOCU is not involved in any pending or threatened litigation. DOCU could be involved in an arbitration proceeding relating to a $250,000 escrow amount; however, DOCU's liability associated therewith is capped at the amount of the escrow.

6.   REPRESENTATIONS OF DVS

     a) DVS is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the authority to execute this Letter Agreement.

     b) Upon execution of the Merger Agreement, DVS will have no liabilities except for those that shall be agreed by the parties.

     c) DVS has or will complete prior to the close of the Merger Agreement, all necessary corporate actions required for the execution of this Letter Agreement and the Merger Agreement.

     d) DVS represents that it will not enter into any contract or agreement, other than those entered into in the ordinary course of its business, with any other entity prior to the execution of the Merger Agreement, which may affect the terms or materiality of this Letter Agreement.

     e) DVS represents that it has good and marketable title to all of its assets.

     f) DVS represents that it is or shall be the sole owner, where applicable, of all patents, technologies, copyrights, trademarks, trade secrets, research material relating to the Intellectual Property and any other proprietary information free and clear of any liens, encumbrances or licenses.

     g) DVS is not involved in any pending litigation. DVS could be involved in an arbitration proceeding relating to the software and hardware purchase from Cieffe, S.r.l.

7.   FINANCINGS

     DVS will obtain a minimum of $2.5 million in new capital and execute all agreements for the closing of such financing as a condition to the closing of the Merger Agreement.

8.   TERMINATION

     This Letter Agreement may only be terminated by the mutual written consent of the Parties hereto but may be extended upon the mutual written consent of the Parties. If the terms

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and conditions of this Letter Agreement are not fulfilled and the Merger
Agreement is not finalized and executed prior to the expiration of ninety
(90) business days from the latest date hereof or any extensions thereof, this Letter Agreement shall automatically expire and be void and of no further effect. This Letter Agreement and execution of the proposed definitive agreements shall be subject to the terms and conditions set forth herein.

9.   ASSIGNABILITY

     This Letter Agreement shall not be assignable or transferable by either party.

10.  GOVERNING LAWS

     The validity and interpretations of this Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties to this Letter Agreement agree that any litigation arising out of the terms of the proposed acquisition set forth herein shall be commenced in the courts of the State of Delaware. All parties consent to the jurisdiction and venue of the federal and state courts of Delaware.

11.  AMENDMENT

     This Letter Agreement shall be amended only with the written consent of all parties hereto.

12.  COUNTERPARTS

     This Letter Agreement may be executed in any number of counterparts by original or facsimile signature, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

13.  EXPENSES

     Each of DOCU and DVS shall bear its own expenses in connection with the preparation for the consummation of the transaction contemplated by this Letter Agreement.

14.  STANDSTILL AGREEMENT

     So long as this Letter Agreement is in effect, and for a period of six
(6) months after its termination, if any, neither DVS nor any of its affiliates or representatives shall make, effect, initiate, cause or participate in (a) any acquisition of beneficial ownership of any securities of DOCU, (b) any acquisition of any assets of DOCU, (c) any tender offer, liquidation or other extraordinary transaction involving DOCU or any affiliate of DOCU, or (d) any "solicitation" of "proxies" (as those terms are used in the proxy rules promulgated by the Securities and Exchange

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Commission) with respect to any securities of DOCU. DVS will take appropriate action to secure the binding agreement of any of its affiliates or representatives to effect the foregoing standstill agreement.

15.  BINDING EFFECT

     Except as hereinafter set forth, the understandings contained herein
(i) do not constitute a binding agreement between the Parties hereto but merely express their intent with respect thereto and (ii) shall only become binding when a Merger Agreement is executed and the transactions contemplated hereby have been approved by each of the Parties. Notwithstanding anything herein to the contrary, the provisions set forth in Sections 2(c), 11, 14, 15 and this
Section 16 are intended to be and are hereby binding and enforceable obligations of the Parties. Until the termination of this Letter Agreement, neither the Parties, nor any of their respective affiliates or advisors on either Party's respective behalf, shall, directly or indirectly, enter into any agreement, commitment or understanding with respect to, or engage in any discussions or negotiations with, or encourage or respond to any solicitations from, any other party with respect to a merger, a sale or management of any material portion of the Party's assets or a sale of any shares of capital stock, unless the breaching Party pays the other Party a break-up fee of One Hundred Thousand Dollars (US$100,000).

     The foregoing is accepted, approved and agreed to by DVS, its Directors and Officers this ____ day of __________________, 2001.


                                             DIGITAL VISION SYSTEMS, INC.


                                             By:
                                                -----------------------------
                                                   PHILLIP M. HARDY
                                                   President

AGREED:

DOCUCON, INC.

By:
   -------------------------------
      ROBERT W. SCHWARTZ
      President